Exhibit 99.1

                                AJ. ROBBINS, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                              216 SIXTEENTH STREET
                                    SUITE 600
                             DENVER, COLORADO 80202

July 28, 2009

United States Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

     Re:  Retrospettiva, Inc.

Dear Sir/Madam:

     We have read Item 4.01 of the form 8-K for Retrospettiva, Inc., dated July 6, 2007 regarding the recent change of auditors. We agree with such statement made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.01.

Very truly yours,

AJ. Robbins, PC

by    /s/ Richard Fleischman
      ----------------------
      Richard Fleischman, CPA